UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 18, 2022

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AUTOZONE, INC.

(Exact name of registrant as specified in its charter)

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Nevada	1-10714	62-1482048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 South Front Street

Memphis, Tennessee 38103

(Address of Principal Executive Offices) (Zip Code)

(901) 495-6500

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AZO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2022, the Board of Directors of AutoZone, Inc. (the “Company”) appointed Michael A. George and Brian Hannasch to the Company’s Board of Directors.

Mr. George previously served as President and Chief Executive Officer of Qurate Retail, Inc., and Mr. Hannasch currently serves as President and Chief Executive Officer of Alimentation Couche-Tard Inc.

The Company’s Board of Directors has elected Mr. George to serve on its Audit Committee and Mr. Hannasch to serve on its Compensation Committee.  Each will be compensated according to the Company’s standard compensation policies for non-employee directors as described in the Company’s Proxy Statement for its 2021 Annual Meeting of Stockholders.

There are no arrangements or understandings between Mr. George or Mr. Hannasch and any other person pursuant to which each director was promoted to his role, there are no family relationships between them and any director or other officer of the Company, and there are no transactions in which the Company is a party and in which they have a material interest subject to disclosure under Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company on February 18, 2022 announcing the appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Press Release dated February 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOZONE, INC.

Date: February 18, 2022	By:	/s/ Kristen C. Wright
Kristen C. Wright
Senior Vice President, General Counsel and Secretary